_______________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  November 18, 1997


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of November 21, 1997, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 1997-D Revolving Home Equity Loan Asset Backed Certificates, Series 1997-D).


                           CWABS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-11095          95-4596514
----------------------------   -----------     ------------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       4500 Park Granada
       Calabasas, California                         91302
     -------------------------                    ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-D (the "Certificates"). The prospectus was filed previously with the Commission.


Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three-year period ended December 31, 1996, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for the periods ended September 30, 1997 and September 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Securities and Exchange Commission on November 14, 1997) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and
(iii) the prospectus supplement for Countrywide Home Equity Loan Trust 1997-D Revolving Home Equity Loan Asset Backed Certificates, Series 1997-D, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG Peat Marwick LLP ("KPMG") to the use of their name in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.

Filing of Derived Materials.
----------------------------

     In connection with the offering of the Certificates, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as an underwriter of the Certificates, has prepared certain materials for distribution to its potential investors (the "Computational Materials"). The other underwriter, Countrywide Securities Corporation ("CSC" and, together with Merrill Lynch, the "Underwriters"), did not participate in the preparation of the Computational Materials. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Computational Materials by Merrill Lynch. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, the Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.



-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 7, 1997 and the prospectus supplement dated November __, 1997, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-D.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23        Consent of KPMG

     99        Computational Materials




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWABS, INC.



                              By: /s/ David Walker
                                  ---------------------------
                                  David Walker
                                  Vice President



Dated:  November 18, 1997




                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

23        Consent of KPMG

99        Computational Materials




                                  EXHIBIT 23


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-37539) of CWABS, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), included in the Form 8-K of the Registrant dated November 18, 1997, of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc., (formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                   /s/ KPMG Peat Marwick LLP

New York, New York
November 18, 1997




                                  EXHIBIT 99

     In accordance with Rule 311(i) of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.




                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        November 18, 1997

BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  CWABS, Inc.
          Countrywide Home Equity Loan Trust 1997-D
          Revolving Home Equity Loan Asset Backed
          Certificates, 1997-D
          ------------------------------------------



Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Kimberly H. Bothner

                                        Kimberly H. Bothner


Enclosure




                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWABS, INC.



                              By: /s/ David Walker
                                  ----------------------------
                                  David Walker
                                  Vice President



Dated:  November 18, 1997